FORM OF
                                    AMENDMENT
                                       TO
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A

-----------------------------------------------------------------------------------------------------------------------------
                             INVESTOR       ADVISOR                                         INSTITUTIONAL        MASTER
FUND                         CLASS          CLASS       A-CLASS     C-CLASS     H-CLASS     CLASS                CLASS
-----------------------------------------------------------------------------------------------------------------------------
Nova                         X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Ursa                         X              X           X           X

-----------------------------------------------------------------------------------------------------------------------------
OTC                          X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Arktos                       X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond         X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Juno                         X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government
Money Market                 X              X           X           X                       X
-----------------------------------------------------------------------------------------------------------------------------
Nova Master                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
Ursa Master                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
OTC Master                                                                                                       X
-----------------------------------------------------------------------------------------------------------------------------
Arktos Master                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
Juno Master                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
Utilities Master                                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------
Medius Master                                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Master                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Small-Cap Master                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Europe                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Japan                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
All-Cap Value                                                                   X
-----------------------------------------------------------------------------------------------------------------------------
Mekros                                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Medius                                                  X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                           X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                          X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Inverse Small-Cap                                       X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Strengthening Dollar                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Weakening Dollar                                        X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Banking                      X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials              X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology                X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Commodities                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products            X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Electronics                  X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy                       X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Energy Services              X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Financial Services           X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Health Care                  X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                             INVESTOR       ADVISOR                                         INSTITUTIONAL        MASTER
FUND                         CLASS          CLASS       A-CLASS     C-CLASS     H-CLASS     CLASS                CLASS
-----------------------------------------------------------------------------------------------------------------------------
Internet                     X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Leisure                      X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Precious Metals              X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Real Estate                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Retailing                    X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Technology                   X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications           X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Transportation               X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Utilities                    X              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Sector Rotation                                         X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Core Equity                                             X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Absolute Return
Strategies                                              X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Market Neutral                                          X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                           X           X           X
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                                                 X           X           X
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000                                            X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT MODERATE FUND                                       X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT CONSERVATIVE FUND                                   X           X           X
-----------------------------------------------------------------------------------------------------------------------------
EPT AGGRESSIVE FUND                                     X           X           X
-----------------------------------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.